UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2010
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 14, 2010, Santarus, Inc. (“Santarus”) announced that the U.S. District Court for the District of Delaware has ruled that five patents covering Santarus’ Zegerid® (omeprazole/sodium bicarbonate) prescription products are invalid due to obviousness. These patents were the subject of lawsuits brought by Santarus against Par Pharmaceutical, Inc. (“Par”). The case was heard in a five-day bench trial that concluded on July 17, 2009. Santarus plans to appeal the Court’s ruling to the U.S. Court of Appeals for the Federal Circuit Court.
     Par submitted Abbreviated New Drug Applications (“ANDAs”) with the U.S. Food and Drug Administration (“FDA”) in 2007 seeking approval to market generic versions of Zegerid Capsules and Powder for Oral Suspension. Santarus filed two lawsuits in the Delaware District Court that were consolidated into the current litigation against Par for infringement of patents listed in the Orange Book for Zegerid® Capsules and Powder for Oral Suspension. The University of Missouri, licensor of the patents, was joined in the litigation as co-plaintiff.
     Santarus is currently assessing the potential timing and impact of launch of a generic version of Zegerid. Par has not yet received final FDA approval for any of its ANDA submissions, and Santarus is not aware of any other companies that have submitted ANDAs for generic versions of Zegerid. As a result, the timing of a launch of a generic version of Zegerid is uncertain.
     A press release announcing the Court’s ruling is attached to this report as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements
     Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans or objectives will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: the difficulty in predicting the timing and outcome of an appeal of the Court’s decision; whether any other companies will submit ANDAs for generic versions of Zegerid; difficulties in predicting the timing of FDA approvals, the timing of launch of one or more generic versions of Zegerid and the impact on Santarus’ product revenues, cash liquidity, strategic relationships with Schering-Plough HealthCare Products, Inc., Glaxo Group Limited and Norgine B.V. and overall business prospects; other difficulties or delays relating to the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.
     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release, dated April 14, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: April 14, 2010	By:	/s/ Gerald T. Proehl
		Name:	Gerald T. Proehl
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 14, 2010